SUPPLEMENT

DATED JUNE 10, 2009 TO THE

CLASS R3, CLASS R4, CLASS R5, AND CLASS Y PROSPECTUS DATED MAY 31, 2009

FOR THE HARTFORD MIDCAP FUND (THE "PROSPECTUS")

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. (the “Board”) on May 6, 2009, the Board voted to close Class B shares of The Hartford Mutual Funds to new investments.

Accordingly the following changes have been made to the Prospectus effective June 1, 2009.

The chart entitled “Share Classes Offered by Each Hartford Mutual Fund” in the section entitled “INTRODUCTION” is revised by adding footnote 6 to the column heading “B” which reads as follows:

“Effective September 30, 2009, Class B shares of The Hartford Mutual Funds are closed to new investments.”

This Supplement should be retained with your Prospectus for future reference.